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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                (DATE OF EARLIEST EVENT REPORTED): APRIL 23, 2001


                          ARONEX PHARMACEUTICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                0-20111                              76-0196535

    (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION NO.)
    INCORPORATION OR ORGANIZATION)


                          8707 TECHNOLOGY FOREST PLACE
                         THE WOODLANDS, TEXAS 77381-1191

                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (281) 367-1666

                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)















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ITEM 5. OTHER EVENTS

         On April 24, 2001, Aronex Pharmaceuticals, Inc. (the "Company") publicly disseminated a press release announcing that it had entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of April 23, 2001 with Antigenics Inc. ("Antigenics") and its wholly owned merger subsidiary, which provides for, and sets forth the terms and conditions of, the merger (the "Merger") of the merger subsidiary to be formed by Antigenics with and into the Company. As a result of the Merger, the Company will become a wholly owned subsidiary of Antigenics. The Merger Agreement and a form of Stockholder Voting Agreement executed by the Company's directors, officers and one of its largest stockholders is attached hereto as Exhibits 2.1 and 2.2, respectively. A copy of the Company's press release announcing the execution of the Merger Agreement is attached hereto as Exhibit 99.1. The press release is incorporated by reference into this Item 5 and the foregoing description of the Merger Agreement, Merger and press release is qualified in its entirety by reference to all of the attached exhibits.

ITEM 7.  EXHIBITS

         Exhibit 2.1+ -- Agreement and Plan of Merger dated as of April 23, 2001 among Aronex Pharmaceuticals, Inc., Antigenics Inc. and NASA Merger Corp. (incorporated by reference to Exhibit 2.1 to the Antigenics Inc. Current Report on Form 8-K as filed with the Securities and Exchange Commission on April 24, 2001 (the "Antigenics Form 8-K")).

         Exhibit 2.2+ -- Form of Stockholder Voting Agreement in connection with the Merger Agreement (incorporated by reference to Exhibit 2.2 to the Antigenics Form 8-K).

         Exhibit 99.1*  --  The Company's Press Release dated April 24, 2001.

+        Incorporated herein by reference.
*        Filed herewith.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ARONEX PHARMACEUTICALS, INC.

Date: April 24, 2001

                                            By:      /s/ Geoffrey F. Cox, Ph.D.
                                               ---------------------------------
                                                     Geoffrey F. Cox, Ph.D.
                                                     Chairman of the Board and
                                                     Chief Executive Officer




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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                            DESCRIPTION
------                            -----------

 2.1+  --  Agreement and Plan of Merger dated as of April 23, 2001 among Aronex
           Pharmaceuticals, Inc., Antigenics Inc. and NASA Merger Corp. (incorporated by reference to Exhibit 2.1 to the Antigenics Inc. Current Report on Form 8-K as filed with the Securities and Exchange Commission on April 24, 2001 (the "Antigenics Form 8-K")).

 2.2+  --  Form of Stockholder Voting Agreement in connection with the Merger
           Agreement (incorporated by reference to Exhibit 2.2 to the Antigenics Form 8-K).

99.1*  --  The Company's Press Release dated April 24, 2001.

+          Incorporated herein by reference.
*         Filed herewith.